Exhibit 10.21

                                     FORM OF

                            HERSHA HOSPITALITY TRUST

                                WARRANT AGREEMENT


                               ____________, 1998



Anderson & Strudwick, Incorporated
707 E. Main Street, 20th Floor
Richmond, VA 23219

Ladies and Gentlemen:

         Hersha Hospitality Trust, a Maryland real estate investment trust (the "Company"), agrees to issue and sell to you warrants (the "Warrants") to purchase the number of common shares of beneficial interest (the "Common Shares"), of the Company set forth herein, subject to the terms and conditions contained herein.

         1. Issuance of Warrants; Exercise Price. The Warrants, which shall be in the form attached hereto as Exhibit A, shall be issued to you concurrently with the execution hereof in consideration of the payment by you to the Company of the sum of $0.001 cash per Common Share subject to the Warrants, the receipt and sufficiency of which are hereby acknowledged. The Warrants shall provide that you and such other holder or holders of the Warrants shall have the right to purchase an aggregate of 250,000 Common Shares for an exercise price equal to $9.90 per share (the "Exercise Price") or $2,475,000 in the aggregate. The number, character and Exercise Price of such Common Shares are subject to adjustment as hereinafter provided, and the term "Common Shares" shall mean, unless the context otherwise requires, the shares and other securities and property receivable upon exercise of the Warrants. The term "Exercise Price" shall mean, unless the context otherwise requires, the price per share of the Common Shares purchasable under the Warrants as set forth in this Section 1, as adjusted from time to time pursuant to Section 5.

         2. Notices of Record Date; Etc.. In the event of (i) any taking by the Company of a record date with respect to the holders of any class of securities of the Company for purposes of determining which of such holders are entitled to

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dividends  or other  distributions  (other than regular  quarterly  dividends or distributions), or any right to subscribe for, purchase or otherwise acquire shares of any class or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Company, or reclassification or recapitalization of capital shares of the Company or any transfer in one or more related transactions of all or a majority of the assets or revenue or income generating capacity of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (iii) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Shares (or any other class of shares or securities of the Company, or another issuer pursuant to Section 5, receivable upon the exercise of the Warrants) shall be entitled to exchange their Common Shares (or such other shares or securities) for securities or other property deliverable upon such event. Any such notice shall be deposited in the United States mail, postage prepaid, at least ten (10) days prior to the date therein specified, and the holder(s) of the Warrant(s) may exercise the Warrant(s) and participate in such event as a registered holder of Common Shares, upon exercise of the Warrant(s) so held, within the ten (10) day period from the date of mailing of such notice.

         3. No Impairment. The Company shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or of the Warrants, but will at all times in good faith take any and all action as may be necessary in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the Common Shares issuable from time to time upon exercise of the Warrants, (b) will not increase the par value of any shares receivable upon exercise of the Warrants above the amount payable in respect thereof upon such exercise, and (c) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrants, or any of them.

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         4. Exercise of Warrants. At any time and from time to time on and after
_______________,  1999  and  expiring  on  ______________,  2003 at  5:00  p.m.,
Richmond, Virginia time, Warrants may be exercised as to all or any portion of the whole number of Common Shares covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares to be purchased in the form attached hereto as Exhibit B and by a check payable to the order of the Company in the amount required for purchase of the shares as to which the Warrant is being exercised, delivered to the Company at its principal office at 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070,
Attention: Chief Executive Officer. Upon the exercise of a Warrant in whole or in part, the Company will within five (5) days thereafter, at its expense (including the payment of any applicable issue or transfer taxes), cause to be issued in the name of and delivered to the Warrant holder a certificate or certificates for the number of fully paid and non-assessable Common Shares to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional share, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full Common Share on the date of exercise. Certificates for Common Shares issuable by reason of the exercise of the Warrant or Warrants shall be dated and shall be effective as of the date of the surrendering of the Warrant for exercise, notwithstanding any delays in the actual execution, issuance or delivery of the certificates for the shares so purchased. In the event a Warrant or Warrants is exercised as to less than the aggregate amount of all Common Shares issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of Common Shares as to which Warrants remain unexercised.

                  For purposes of this section, Current Value is defined (i) in the case for which a public market exists for the Common Shares at the time of such exercise, at a price per share equal to (A) the average of the means between the closing bid and asked prices of the Common Shares in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of such notice, (B) if the Common Shares are quoted on Nasdaq, at the average of the means of the daily closing bid and asked prices of the Common Shares for 20 consecutive business days commencing 30 business days before the date of such notice, or (C) if the Common Shares are listed on any national securities exchange or the Nasdaq National Market, at the average of the daily closing prices of the Common Shares for 20 consecutive business days

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commencing 30 business days before the date of such notice, and (ii) in the case no public market exists at the time of such exercise, at the Appraised Value. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Shares (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Company (the "Appraiser"). If the holders of the Warrants and the Company cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Company, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those Appraisers will determine the fair market value of such securities or property, without premium for control or discount for minority interests. Such independent Appraiser(s) will be directed to determine fair market value of such securities or property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by Appraiser(s) of the fair market value will be conclusive and binding on all parties to this Agreement. If there are two Appraisers, and they do not agree as to fair market value, then fair market value shall be determined to be the average of the fair market values as determined by each Appraiser. Appraised Value of each Common Share at a time when (i) the Company is not a reporting company under the Securities Exchange Act of 1934 and (ii) the Common Shares are not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the number of Common Shares then outstanding, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. The costs of the Appraiser(s) will be borne by the Company. In no event will the Appraised Value of the Common Shares be less than the per share consideration

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received or receivable with respect to the Common Shares or other  securities or property of the same class in connection with a pending transaction  involving a
sale,  merger,   recapitalization,   reorganization,   consolidation,  or  share
exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         5. Protection Against Dilution. The Exercise Price for the Common Shares and number of Common Shares issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

                  (a) Dividends, Subdivisions, Reclassifications, Etc.. In case at any time or from time to time after the date of execution of this Agreement, the Company shall (i) take a record of the holders of Common Shares for the purpose of entitling them to receive a dividend or a distribution on Common Shares payable in Common Shares or other class of securities, (ii) subdivide or reclassify its outstanding Common Shares into a greater number of shares, or
(iii) combine or reclassify its outstanding Common Shares into a smaller number of shares, then, and in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted in such a manner that the Exercise Price for the shares issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of Common Shares outstanding immediately prior to such event shall bear to the total number of Common Shares outstanding immediately after such event.

                  (b) Adjustment of Number of Shares Purchasable. When any adjustment is required to be made in the Exercise Price under this Section 5,
(i) the number of Common Shares issuable upon exercise of the Warrants shall be changed (upward to the nearest full share) to the number of shares determined by dividing (x) an amount equal to the number of shares issuable pursuant to the exercise of the Warrants immediately prior to the adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of shares or other securities referred to in Section 5(a) that such holder would have received had the Warrant been exercised prior to the events referred to in
Section 5(a).

                  (c) Adjustment for Reorganization, Consolidation, Merger, Etc.. In case of any reorganization or consolidation of the Company with, or any

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merger of the Company with or into,  another entity (other than a  consolidation or merger in which the Company is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Company, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Company hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the shares or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 5.

                  (d) Certificate as to Adjustments. In the event of adjustment as herein provided in paragraphs of this Section 5, the Company shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of Common Shares issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of shares or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

                  (e) Minimum Adjustment. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than five cents ($0.05) and any adjustment of less than five cents ($0.05) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to five cents ($0.05) or more; provided however, that upon the exercise of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         6.       Registration Rights.

                  (a) Shelf Registration of the Common Stock. Until _______________, 2003, the Company agrees to file with the Securities and Exchange Commission (the "Commission") at the Company's expense a shelf

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registration  statement  under Rule 415 of the Securities  Act (a  "Registration
Statement"), or any similar rule that may be adopted by the Commission, covering the resale of the Warrants and all of the Common Shares that may be issued upon exercise of the Warrants ("Warrant Shares") in the event that holders of at least 50,000 Warrants (or Warrant Shares) request such registration; provided however, that only the first such registration shall be at the Company's expense. The holders of Warrants and/or Warrant Shares may also request "piggyback" registration of their Warrants and Warrant Shares at the Company's expense for a period ending ________________, 2005. Upon any of such requests, the Company will:

                           (i)      provide written notice (the "Notice") of
such request within 10 days of the receipt of such request to each holder of Warrants and/or Warrant Shares not a party to the request;

                           (ii) use its best  efforts to have such  Registration
Statement declared effective and to keep it effective for a period of 180 days (the "Effective Period");

                           (iii) give each  holder of  Warrants  and/or  Warrant
Shares, their underwriters, if any, and their counsel and accountants a reasonable opportunity to participate in the preparation of the Registration Statement and give such persons reasonable access to its books, records, officers and independent public accountants;

                           (iv)  furnish  to  each  holder  of  Warrants  and/or
Warrant Shares such numbers of copies of prospectuses, and supplements or amendments thereto, and such other documents as such holder reasonably requests;

                           (v)      register or qualify the securities covered
by the Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as any holder of Warrants and/or Warrant Shares shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of the Warrants and/or Warrant Shares; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general or unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities;

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                           (vi)     furnish, at the request of the holders of
Warrants and/or Warrant Shares, on the date Redemption Shares are delivered to the Underwriters for sale pursuant to such registration, or, if such Warrants and/or Warrant Shares are not being sold through underwriters, on the date the Registration Statement with respect to such Warrants and/or Warrant Shares
becomes  effective,  (A) a securities opinion  of  counsel   representing   the
Company for the purposes of such registration covering such legal matters as are customarily included in such opinions and (B) letters of the firm of independent public accountants that certified the financial statements included in the Registration Statement, addressed to the underwriters, covering substantially the same matters as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such holders (or the underwriters, if any) may reasonably request;

                           (vii)  otherwise  use its best efforts to comply with
all applicable rules and regulations of the Commission;

                           (vii)    enter into and perform an underwriting
agreement with the managing underwriter, if any, selected as provided herein, containing customary (A) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions and (B) representations, warranties, covenants, indemnities, terms and conditions; and

                           (ix)     keep the holders of the Warrants and/or
Warrant Shares advised as to the initiation and progress of the registration.

         The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Registration Statement is delayed or suspended or it ceases to be available for sales of Warrants and/or Warrant Shares thereunder, the Effective Period shall be extended by the aggregate number of days of such delay, suspension or unavailability.

                  (b) Listing on Securities Exchange. If the Company shall list or maintain the listing of any Common Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Warrants and/or Warrant Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Warrants and/or Warrant Shares.

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                  (c) Registration Not Required.  Notwithstanding the foregoing, the Company shall not be required to file or maintain the effectiveness of a registration statement relating to Warrants and/or Warrant Shares after the first date upon which, in the opinion of counsel to the Company, all of the Warrants and/or Warrant Shares covered thereby could be sold by the holders thereof in any period of three months pursuant to Rule 144 under the Securities Act, or any successor rule thereto.

                  (d)   Allocation  of  Expenses.   Subject  to  the  limitation
described in Section 6(a) above, the Company shall pay all expenses in connection with the Registration Statement, including without limitation (i) all expenses incident to filing with the National Association of Securities Dealers, Inc., (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of Warrants and/or Warrant Shares elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by the Company, (v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Company shall not be liable for (A) any discounts or commissions to any underwriter or broker attributable to the sale of Warrants and/or Warrant Shares, or (B) any fees or expenses incurred by holders of Warrants and/or
Warrant Shares in connection with such registration that, according to the written instructions of any regulatory authority, the Company is not permitted to pay.

                  (e)      Indemnification.

                           (i)      In connection with the Registration
Statement, the Company agrees to indemnify holders of Warrants and/or Warrant Shares within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in the Registration Statement, preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement, alleged untrue statement, omission, or alleged omission based upon information furnished to the Company by the

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holders of Warrants and/or Warrant Shares expressly for use therein. The Company and each officer, director and controlling person of the Company shall be indemnified by each holder of Warrants and/or Warrant Shares covered by the Registration Statement for all such losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any such untrue, or alleged untrue, statement or any such omission, or alleged omission, based upon information furnished to the Company by the holders of Warrants and/or Warrant Shares expressly for use therein in a writing signed by the holder.

                           (ii)  Promptly  upon  receipt by a party  indemnified
under this Section 6(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 6(e), such indemnified party shall notify the Company in writing of the commencement of such action, but the failure to so notify the Company shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6(e) unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the Company as above provided, the Company shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the Company agrees to pay the same, (ii) the Company fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the Company shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

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                  (f)      Contribution.

                           (i)      If for any reason the indemnification
provisions contemplated by Section 6(e) are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the party that would otherwise be required to provide indemnification or the indemnifying party (in either case, for purposes of this Section 6(f), the "Indemnifying Party") in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this Section 6(f), the "Indemnified Party") as a result of such losses, claims, damages, liabilities or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of Warrants and/or Warrant Shares covered by the Registration Statement be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of Warrants and/or Warrant Shares pursuant to the registration giving rise to the liability.

                           (ii) The  parties  hereto  agree that it would not be
just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (iii) The  contribution  provided for in this Section
6(f) shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party.


         7. Restrictive Legend. Executed copies of this Agreement shall be filed in the principal office of the Company. Instruments evidencing all or part of the Warrants shall contain the legend shown on Exhibit A until _______________, 1999, after which time such legend may be removed at the request of the holder thereof.

         8. Successors and Assigns; Binding Effect. This Agreement shall be binding upon and inure to the benefit of you and the Company and their respective successors and permitted assigns.

         9. Notices. Any notice hereunder shall be given by registered or certified mail, if to the Company, at its principal office referred to in
Section 5 and, if to the holders, to their respective addresses shown in the Warrant ledger of the Company, provided that any holder may at any time on three
(3) days' written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         10. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

         11. Assignment; Replacement of Warrants. The Warrants may be sold, transferred, assigned, pledged or hypothecated by you prior to ______________, 1999 only to bona fide officers of Anderson & Strudwick, Incorporated, who in turn shall be subject to the same restriction. If the Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned, and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and appropriate bond or indemnification protection, the Company shall issue a new Warrant of like tenor.

         12. Rights of Shareholders. Until exercised, the Warrants shall not entitle the holders thereof to any of the rights of a shareholder of the Company.

         13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of choice of laws thereof.

         14. Definition. All references to the word "you" in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding Common Shares issuable upon exercise of Warrants.

         15. Headings. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.

                                            Very truly yours,

                                            HERSHA HOSPITALITY TRUST



                                            By: _____________________________
                                                     Hasu P. Shah
                                                     Chief Executive Officer


Accepted as of the ____ day of _____________, 1998.

ANDERSON & STRUDWICK, INCORPORATED



By: _________________________________
     L. McCarthy Downs, III
     Senior Vice President

                                                                      EXHIBIT A

                                                                  No. _________
                                                                 250,000 Shares

                            HERSHA HOSPITALITY TRUST
                         COMMON SHARES PURCHASE WARRANT

         THIS IS TO CERTIFY that ANDERSON & STRUDWICK, INCORPORATED or its assigns as permitted in that certain Warrant Agreement (the "Warrant Agreement") dated ________________, 1998 between the Company (as hereafter defined) and Anderson & Strudwick, Incorporated is entitled to purchase at any time or from time to time on or after ______________, 1999 until 5:00 p.m., Richmond, Virginia time on ______________, 2003, 250,000 shares of Common Shares of Hersha Hospitality Trust, a ______________________ (the "Company"), for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided in the Warrant Agreement.

         UNTIL ________________, 1999, NEITHER ANDERSON & STRUDWICK, INCORPORATED NOR ANY ASSIGNEE OF ALL OR A PORTION OF THE RIGHTS PURSUANT TO THIS WARRANT MAY SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE ANY OF ITS RIGHTS PURSUANT TO THIS WARRANT OTHER THAN TO BONA FIDE OFFICERS OF ANDERSON & STRUDWICK, INCORPORATED.

         Subject to the provisions of the Securities Act of 1933, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at Hersha Hospitality Trust, 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070, Attention:
Chief Executive Officer, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its seal to be hereunto affixed by its proper officers thereunto duly authorized.

                                          HERSHA HOSPITALITY TRUST


                                          By: ____________________(SEAL)
                                                Hasu P. Shah
                                                Chief Executive Officer
ATTEST:


__________________________
Secretary

                                                               EXHIBIT B


                              FORM OF SUBSCRIPTION


To Hersha Hospitality Trust:

         The undersigned, the holder of Warrant Number , hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase thereunder * Common Shares of Hersha Hospitality Trust and herewith makes a payment in cash or by check of $ thereof and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned. The undersigned acknowledges and agrees that the Common Shares to be received by the undersigned are subject to the restrictions on transfer set forth in the Warrant.


                                    ________________________________________
                                    (Signature)

                                    ________________________________________

                                    ________________________________________
                                    (Address)

Dated: _______________


         *Insert here the number of shares set forth on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment (which adjustment will be made in the issuance of such Common Shares, other shares, securities, property, or cash) for additional Common Shares or any other shares or other securities or property or cash that, pursuant to the adjustment provisions of the Warrant, is deliverable upon exercise.


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers
unto ________________the right represented by Warrant Number             to
purchase Common Shares of Hersha Hospitality Trust to which the attached Warrant related, and appoints _______________________ as Attorney-in-Fact to transfer such right on the books of Hersha Hospitality Trust with the full power of substitution in the premises.

         The undersigned represents and warrants that the transfer of the attached Warrant is permitted by the terms of the Warrant Agreement pursuant to which the attached Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, agrees to be bound by the terms of the Warrant Agreement with the same force and effect as if a signatory thereto.


                                   ________________________________________
                                   (Signature)

                                   ________________________________________

                                   ________________________________________
                                   (Address)

Dated: _____________________